EXHIBIT 16
                        JEFFERSON GROWTH AND INCOME FUND

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                                  TOTAL RETURN

WITHOUT SALES CHARGE:  CLASS A SHARES
      FOR THE PERIOD SEPTEMBER 1, 1995        (commencement of operations)
                   TO OCTOBER 31, 1995

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (1,004.00/1,000.00)-1
      Total Return = 0.40%

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (1,120.48/1,004.00)-1
      Total Return = 11.60%

WITHOUT CONTINGENT DEFERRED SALES CHARGE:  CLASS B SHARES
      FOR THE PERIOD SEPTEMBER 1, 1995        (commencement of operations)
                  TO OCTOBER 31, 1995

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (1,003.00/1,000.00)-1
      Total Return =          0.30%

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (1,109.25/1,003)-1
      Total Return = 10.59%

WITH MAXIMUM FRONT END SALES CHARGE
      FOR THE PERIOD SEPTEMBER 1, 1995        (commencement of operations)
                  TO OCTOBER 31, 1995

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (948.96/1,000.00)-1
      Total Return =      -5.10%

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (1,059.28/1,004.00)-1
      Total Return = 5.51%

WITH MAXIMUM CONTINGENT DEFERRED SALES CHARGE
      FOR THE PERIOD SEPTEMBER 1, 1995        (commencement of operations)
                  TO OCTOBER 31, 1995

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (953.00/1,000.00)-1
      Total Return = -4.70%

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996

      Total Return = (Ending Redeemable Value / Initial Value)-1
      Total Return = (1,054.19/1,003.00)-1
      Total Return = 5.10%